Exhibit 32.2

Certification of Chief Financial Officer pursuant to U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of OPNET Technologies, Inc. (the “Company”), I, Joseph W. Kuhn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 29, 2004	By:	/s/ Joseph W. Kuhn
Joseph W. Kuhn
Vice President and Chief Financial Officer

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to OPNET Technologies, Inc. and will be retained by OPNET Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.